UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

SVF INVESTMENT CORP. 2

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40174	98-1572382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos, California	94070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 562-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A ordinary shares, par value $0.0001 per share	SVFB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2022, Munish Varma voluntarily resigned as Chief Executive Officer, Chairman and member of the Board of Directors (the “Board”) of SVF Investment Corp. 2 (the “Company”), effective immediately. The resignation of Mr. Varma was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. In addition, on August 16, 2022, the Board decreased its size from five to four directors in response to the resignation of Mr. Varma.

Also, on August 16, 2022, the Board appointed Navneet Govil to serve as Chief Executive Officer of the Company. Mr. Govil has served as a member of the Board and the Chief Financial Officer of the Company since the Company’s initial public offering on March 11, 2021. There are no arrangements or understandings between Mr. Govil and any other persons pursuant to which Mr. Govil was appointed as Chief Executive Officer of the Company. Mr. Govil previously executed the Company’s standard form of indemnity agreement for directors and officers and a joinder to the letter agreement, dated March 8, 2021, by and among the Company, SVF Sponsor II (DE) LLC (the “Sponsor”) and each of the Company’s officers and directors. In addition, Mr. Govil controls the Sponsor, which is party to the following agreements:

•	Private Placement Shares Purchase Agreement, dated March 8, 2021, between the Company and the Sponsor;

•	Registration and Shareholder Rights Agreement, dated March 8, 2021, by and among the Company and the Sponsor; and

•	Administrative Services Agreement, dated March 8, 2021, between the Company and the Sponsor.

A description of each of the foregoing agreements can be found in the Company’s Current Report on Form 8-K, filed on March 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SVF INVESTMENT CORP. 2

By:	/s/ Navneet Govil
Name:	Navneet Govil
Title:	Chief Executive Officer and Chief Financial Officer

Date: August 22, 2022